UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 2006


                             MEDIACOM BROADBAND LLC
                         MEDIACOM BROADBAND CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                     333-72440                   06-1615412
       Delaware                    333-72440-01                 06-1630167
(State of incorporation       (Commission File Nos.)           (IRS Employer
                                                            Identification Nos.)
   or organization)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrants' telephone number: (845) 695-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrants under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 28, 2006, Mediacom Broadband LLC and Mediacom Broadband Corporation entered into an agreement to sell to certain financial institutions an aggregate of $300 million principal amount of 8-1/2% Senior Notes due 2015. Subject to the satisfaction of customary conditions, the sale of the Senior Notes is expected to be completed on October 5, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006


                                      Mediacom Broadband LLC


                                      By: /s/ Mark E. Stephan
                                          ------------------------------------
                                          Mark E. Stephan
                                          Executive Vice President
                                          and Chief Financial Officer


                                      Mediacom Broadband Corporation



                                      By: /s/ Mark E. Stephan
                                          ------------------------------------
                                          Mark E. Stephan
                                          Executive Vice President
                                          and Chief Financial Officer